Exhibit 99.1

PLX Technology, Inc. Reports Second Quarter 2012 Financial Results

Records in PCI Express Revenue, New Design Wins Reported

SUNNYVALE, Calif., July 30, 2012 -- PLX Technology, Inc. (PLX) (NASDAQ: PLXT), a leading global supplier of high-speed connectivity solutions enabling emerging data center architectures, today announced second quarter revenues of $26.1 million and a GAAP net loss of $18.2 million, or $0.41 per share (diluted).

“Our PCI Express products continued to thrive during the second quarter by delivering record numbers in both revenue and new design win commitments.  Besides our traditional applications, we remain optimistic in our PCI Express product penetration in traditional Ethernet and InfiniBand based applications,” said Ralph Schmitt, PLX® president and CEO.  “We also had very strong bookings in the quarter and expect to continue to see growth in the coming quarters due to the rapid adoption of our Gen3 products.”

Non-GAAP Financial Comparison
(in millions, except per share amount)

	Quarterly Results
	Q2 2012	Q1 2012	Q2 2011
Net revenues	$26.1	$25.4	$30.7
Operating expense	$17.8	$19.1	$19.5
Operating loss	$(2.8)	$(5.1)	$(2.2)
Net loss	$(2.9)	$(5.2)	$(2.3)
Loss per share (diluted)	$(0.07)	$(0.12)	$(0.06)

The above non-GAAP financial information (other than net revenues, which are presented on a GAAP basis) excludes share-based compensation, acquisition, restructuring and impairment charges, and amortization of acquired intangibles.  See “Use of Non-GAAP Financial Information” below.

GAAP Financial Comparison
(in millions, except per share amount)

	Quarterly Results
	Q2 2012	Q1 2012	Q2 2011
Net revenues	$26.1	$25.4	$30.7
Operating expense	$33.1	$21.4	$23.2
Operating loss	$(18.1)	$(7.4)	$(5.9)
Net loss	$(18.2)	$(7.4)	$(6.0)
Loss per share (diluted)	$(0.41)	$(0.17)	$(0.14)

“The net loss reflects the impairment of certain intangible assets associated with PLX’s Ethernet business,” said Art Whipple, chief financial officer, PLX.  “IDT’s stated intention during the second quarter of divesting our Ethernet business and the resulting impact to the business environment during the quarter required an assessment of the carrying value of certain intangible assets.  We have taken a non-cash charge of $10.3 million against these assets.”

Product Highlights
PLX and One Stop Systems, Inc. (OSS) announced a collaboration to deliver the world’s first industrial-grade high-performance computing systems and PCIe-over-cable products based on the PCIe Gen3 standard.  The alliance pairs PLX PCIe Gen3 switches with OSS’s premium design architectures, ideal for telecom, data centers and industrial markets.  OSS is a pioneer in PCIe development since the standard’s inception and again leads the industry with these new PLX-enabled Gen3 designs.

PLX’s TeraPHY® 10GBase-T transceivers were recognized as “Best of Interop” finalists at the perennial favorite INTEROP Las Vegas event, the foremost industry trade show tailored for highlighting cutting-edge networking solutions.  The committee selected the PLX PHY based on its significant technical impact and potential of advancing the business technology market.

Tehuti Networks, a fabless semiconductor company focused on mass adoption of 10 Gigabit Ethernet, and PLX announced a collaboration to deliver a superior network interface card (NIC) reference design platform utilizing 10GBase-T connectivity to enable bandwidth-intensive desktop workstation applications and low- to mid-range network appliances.  This combination creates a new gateway to cost-conscious consumer applications, as well as to intensive data environments.

Merger and Acquisition Update
On May 7, 2012, in connection with the previously announced merger agreement between PLX Technology and Integrated Device Technology (IDT), dated April 30, 2012, IDT and PLX made premerger filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with the Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice.  On July 6, 2012, IDT and PLX each received a request for additional information from the FTC (the “Second Request”).  This Second Request extends the waiting period applicable to the exchange offer under the HSR Act, which was set to expire on July 6, 2012, at 11:59 p.m., New York City time.  The waiting period is extended until 11:59 p.m., New York City time, on the thirtieth day (or the next business day) after both IDT and PLX substantially comply with the Second Request, as specified by the HSR Act and the implementing rules, subject to extension by agreement among the parties.

On July 11, 2012, PLX announced the sale of a specific direct broadcast satellite intellectual property and corresponding technologies to Entropic Communications, Inc.  The sold assets relates to the design and development of a digital channel stacking switch (dCSS) semiconductor product for up to $8 million. In addition to the asset purchase agreement, Entropic paid a one-time $4 million licensing fee for intellectual property, which is related to the acquired assets.

Conference Call
PLX management plans to conduct a conference call and webcast today at 2:30 p.m. (PT) to discuss its second quarter financial results.  The Company will not be announcing a third quarter 2012 outlook due to the pending acquisition transaction.  A live webcast of the conference call will be available through the Investor Relations section of the PLX Website at www.plxtech.com/investors, which also can be heard live via telephone at (866) 362-4832, using access code 16107518.  International callers may dial +1 (617) 597-5364.

A recorded replay of this webcast will be available on the PLX Website beginning 4:30 p.m. (PT) on July 30, 2012, through 11:59 p.m. (PT) on August 6, 2012.  To listen to the replay via telephone, call (888) 286-8010 and use access code 54051543.  International callers may dial +1 (617) 801-6888.

For the live webcast, listeners should go to the PLX Website at least 15 minutes before the event starts to download and install any necessary software.

About PLX
PLX Technology, Inc. (NASDAQ: PLXT), based in Sunnyvale, Calif., USA, is an industry-leading global provider of semiconductor-based connectivity solutions primarily targeting the enterprise and consumer markets.  The company develops innovative software-enriched silicon that enables product differentiation, reliable interoperability and superior performance.  Visit PLX on plxtech.com, Facebook, Twitter and YouTube.

Use of Non-GAAP Financial Information
To supplement PLX’s financial statements presented on a GAAP basis, PLX has provided non-GAAP financial information, including non-GAAP net income (loss), non-GAAP earnings (loss) per share (diluted), non-GAAP operating income (loss) and non-GAAP operating expenses.  These non-GAAP results exclude share-based compensation, including ESOP expenses, acquisition, restructuring and impairment related charges and amortization of acquired intangibles.  A reconciliation of the adjustments to GAAP results is included in the tables below.  Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to PLX investors for informational and comparative purposes.  In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company.  The non-GAAP financial information used by PLX may differ from that used by other companies.  These non-GAAP measures should be considered in addition to, and not a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
This press release includes forward-looking statements.  These include statements regarding: our expected future PCI Express market position, anticipated growth in the coming quarters relating to our Gen3 products, future status of our Ethernet business, and goals and prospects of the business collaborations we describe above.   Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in the statements.  Factors that could cause actual results to differ materially include risks and uncertainties, such as the reduced demand for products of electronic equipment manufacturers that use PLX’s products; adverse economic conditions in general or those specifically affecting PLX’s markets; technical difficulties and delays in the development process; errors in the products; reduced backlog for PLX’s customers and unexpected expenses; uncertainties as to the timing of the proposed transaction with IDT; the risk that the transaction will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transaction may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that PLX’s business will have been adversely impacted during the pendency of the transaction; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of IDT and PLX generally, including those set forth in the filings of  IDT and PLX with the SEC from time to time,.  Please also refer to the documents filed by PLX with the SEC from time to time, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2011, and PLX’s quarterly reports on Forms10-Q, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.  All forward-looking statements are made as of today, and the company assumes no obligation to update such statements.

Additional Information
This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer with respect to the acquisition of PLX will only be made through the prospectus, which is part of the registration statement on Form S-4, which contains an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer, as well as the Tender Offer Statement on Schedule TO (collectively, and as amended and supplemented from time to time, the “Exchange Offer Materials”), each initially filed with the U.S. Securities and Exchange Commission (the “SEC”) by Integrated Device Technology, Inc. (“IDT”) on May 22, 2012. The registration statement has not yet become effective. In addition, PLX filed with the SEC on May 22, 2012, a solicitation/recommendation statement on Schedule 14D-9 (as amended and supplemented from time to time, the “Schedule 14D-9”) with respect to the exchange offer. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions because these documents contain important information relating to the exchange offer and related transactions. Investors and security holders may obtain a free copy of these documents, as filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX, at the SEC’s website at www.sec.gov. In addition, such materials will be available from IDT or PLX, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

PLX, the PLX logo, and TeraPHY are trademarks of PLX Technology, Inc., which may be registered in some jurisdictions.

**********

Investor Relations contact:
Leslie Green
Green Communications Consulting, LLC (for PLX)
Tel: (650) 312-9060
leslie@greencommunicationsllc.com

Company contact:
Arthur O Whipple, CFO
PLX Technology, Inc.
Tel: (408) 774-9060
investor-relations@plxtech.com

PLX TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	June 30	March 31	June 30
	2012	2012	2011

Net revenues	$26,063	$25,417	$30,745
Cost of revenues	11,095	11,404	13,445
Gross margin	14,968	14,013	17,300

Operating expenses:
Research and development	10,999	11,063	13,574
Selling, general and administrative	7,683	8,625	6,678
Acquisition and restructuring related costs	2,350	-	485
Amortization of purchased intangible assets	1,728	1,731	2,444
Impairment of assets	10,343	-	-
Total operating expenses	33,103	21,419	23,181

Loss from operations	(18,135)	(7,406)	(5,881)
Interest income (expense) and other, net	(55)	(5)	(101)

Loss before provision for income taxes	(18,190)	(7,411)	(5,982)
Provision for income taxes	29	29	30

Net loss	$(18,219)	$(7,440)	$(6,012)

Basic net loss per share	$(0.41)	$(0.17)	$(0.14)
Shares used to compute basic per share amounts	44,797	44,729	44,526
Diluted net loss per share	$(0.41)	$(0.17)	$(0.14)
Shares used to compute diluted per share amounts	44,797	44,729	44,526

PLX TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands)

	June 30	December 31
	2012	2011
ASSETS

Cash and investments	$10,240	$19,752
Accounts receivable, net	15,572	11,074
Inventories	10,787	8,896
Property and equipment, net	12,090	12,291
Goodwill	21,338	21,338
Other intangible assets	7,607	20,845
Other assets	3,137	2,622
Total assets	$80,771	$96,818

LIABILITIES

Accounts payable	$12,071	$7,134
Accrued compensation and benefits	5,148	3,586
Accrued commissions	795	632
Other accrued expenses	2,573	3,132
Short term note payable & capital lease obligations	235	5,115
Long term borrowings against line of credit	8,500	2,000
Total liabilities	29,322	21,599

STOCKHOLDERS' EQUITY

Common stock, par value	45	45
Additional paid-in capital	187,286	185,323
Accumulated other comprehensive loss	(221)	(147)
Accumulated deficit	(135,661)	(110,002)
Total stockholders' equity	51,449	75,219
Total liabilities and stockholders' equity	$80,771	$96,818

PLX TECHNOLOGY, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION (1)
(Unaudited)
(in thousands, except per share amounts)
(not prepared in accordance with GAAP)

	Three Months Ended
	June 30	March 31	June 30
	2012	2012	2011
Net Loss Reconciliation
GAAP Net Loss	$(18,219)	$(7,440)	$(6,012)
Acquisition and restructuring related costs	2,350	-	485
Share-based compensation	930	552	784
Amortization of purchased intangible assets	1,728	1,731	2,444
Impairment of assets	10,343	-	-
Non-GAAP Net Loss	$(2,868)	$(5,157)	$(2,299)

Loss Per Share Reconciliation
GAAP Diluted Loss Per Share	$(0.41)	$(0.17)	$(0.14)
Effect of acquisition and restructuring related costs	0.05	-	0.01
Effect of share-based compensation	0.02	0.01	0.02
Effect of amortization of purchased intangible assets	0.04	0.04	0.05
Effect of asset impairment	0.23	-	-
Non-GAAP Diluted Loss Per Share	$(0.07)	$(0.12)	$(0.06)

Operating Loss Reconciliation
GAAP Operating Loss	$(18,135)	$(7,406)	$(5,881)
Share-based compensation - COGS	36	13	12
Share-based compensation - R&D	450	279	381
Share-based compensation - SG&A	444	260	391
Acquisition and restructuring related costs	2,350	-	485
Amortization of purchased intangible assets	1,728	1,731	2,444
Impairment of assets	10,343	-	-
Non-GAAP Operating Loss	$(2,784)	$(5,123)	$(2,168)

Operating Expense Reconciliation
GAAP Operating Expenses	$33,103	$21,419	$23,181
Share-based compensation - R&D	(450)	(279)	(381)
Share-based compensation - SG&A	(444)	(260)	(391)
Acquisition and restructuring related costs	(2,350)	-	(485)
Amortization of purchased intangible assets	(1,728)	(1,731)	(2,444)
Impairment of assets	(10,343)	-	-
Non-GAAP Operating Expenses	$17,788	$19,149	$19,480

1	Refer to " Use of Non-GAAP Financial Information" in the press release for a discussion of management's use of non-GAAP financial measures.

PLX TECHNOLOGY, INC.
SUPPLEMENTAL DATA
(Unaudited)

	Three Months Ended
	June 30	March 31	June 30
	2012	2012	2011
Net Revenues by Geography
Americas	16%	15%	17%
Asia Pacific	73%	69%	70%
Europe	11%	16%	13%

	Three Months Ended
	June 30	March 31	June 30
	2012	2012	2011
Net Revenues by Type
PCI Express Revenue	66%	63%	55%
Network PHY Revenue	2%	3%	2%
Connectivity Revenue	32%	34%	43%